                AmeriCredit Automobile Receivables Trust 1997-B
                     Class A-1 5.790% Asset Backed Notes
                     Class A-2 6.360% Asset Backed Notes
                     Class A-3 6.670% Asset Backed Notes
                            Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of May 1, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:  08/01/97
Monthly Period Ending:     08/31/97

I.     MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

       A.  Beginning of period Aggregate Principal Balance                                     $238,926,534
                                                                                               ------------
       B.  Purchase of Subsequent Receivables                                                             0
                                                                                               ------------
       C.  Monthly Principal Amounts
           (1)  Collections on Receivables outstanding at end of period         6,032,350
                                                                             ------------
           (2)  Collections on Receivables paid off during period               1,201,203
                                                                             ------------
           (3)  Receivables becoming Liquidated Receivables during period       1,806,010
                                                                             ------------
           (4)  Receivables becoming Purchased Receivables during period
                                                                             ------------
           (5)  Cram Down Losses occurring during period
                                                                             ------------
           (6)  Other Receivables adjustments                                      24,137
                                                                             ------------
           (7)  Less amounts allocable to Interest                             (3,747,997)
                                                                             ------------
           Total Monthly Principal Amounts                                                        5,315,703
                                                                                               ------------
       D.  End of period Aggregate Principal Balance                                           $233,610,831
                                                                                               ------------
                                                                                               ------------
       E.  Pool Factor                                                                            93.444338%
                                                                                               ------------
                                                                                               ------------

II.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                         Class A-1    Class A-2    Class A-3      TOTAL
                                                         ---------    ---------    ---------      -----
       A.  Beginning of period Note Balance             $50,521,390  $96,250,000  $85,750,000  $232,521,390
                                                        ---------------------------------------------------
       B.  Noteholders' Principal Distributable Amount    5,315,703            0            0     5,315,703
       C.  Noteholders' Accelerated Principal Amount        901,647            0            0       901,647
       D.  Accelerated Payment Amount Shortfall             508,687            0            0       508,687
       E.  Note Prepayment Amount                                 0            0            0             0
                                                        ---------------------------------------------------
       F.  End of period Note Balance                   $43,795,353  $96,250,000  $85,750,000  $225,795,353
                                                        ---------------------------------------------------
                                                        ---------------------------------------------------
       G.  Note Pool Factors                              64.404931%  100.000000%  100.000000%    90.318141%
                                                        ---------------------------------------------------
                                                        ---------------------------------------------------

                                                        1

III.   RECONCILIATION OF PRE-FUNDING ACCOUNT:

       A.  Beginning of period Pre-Funding Account balance                                      $          0
                                                                                                ------------
       B.  Purchase of Subsequent Receivables                                           0
                                                                             ------------
       C.  Investment Earnings                                                          0
                                                                             ------------
       D.  Investment Earnings Transfer to Collections Account                          0
                                                                             ------------
       E.  Payment of Mandatory Prepayment Amount                                       0
                                                                             ------------
                                                                                                          0
                                                                                               ------------
       F.  End of period Pre-Funding Account balance                                           $          0
                                                                                               ------------
                                                                                               ------------

IV.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

       A.  Total Monthly Principal Amounts                                                     $  5,315,703
                                                                                               ------------
       B.  Required Pro-forma Security Balance                                210,249,748
                                                                             ------------
       C.  Pro-forma Security Balance (Assuming 100% Paydown of Total
             Monthly Principal Amounts)                                       227,205,687
                                                                             ------------
       D.  Step-down Amount  (B. - C.)                                                                    0
                                                                                               ------------
       E.  Principal Distributable Amount  (A.- D.)                                            $  5,315,703
                                                                                               ------------
                                                                                               ------------

V.     RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

       A.  Beginning of period Capitalized Interest Account balance                            $          0
                                                                                               ------------
       B.  Monthly Capitalized Interest Amount                                          0
                                                                             ------------
       C.  Investment Earnings                                                          0
                                                                             ------------
       D.  Investment Earnings Transfer to Collections Account                          0
                                                                             ------------
       E.  Payment of Overfunded Capitalized Interest Amount                            0
                                                                             ------------
       F.  Payment of Remaining Capitalized Interest Account                            0
                                                                             ------------
                                                                                                          0
                                                                                               ------------
       G.  End of period Capitalized Interest Account balance                                  $          0
                                                                                               ------------
                                                                                               ------------

VI.    RECONCILIATION OF COLLECTION ACCOUNT:

       A.  Available Funds:
           (1)  Collections on Receivables during period
                (net of Liquidation Proceeds)                                $  7,233,553
                                                                             ------------
           (2)  Liquidation Proceeds collected during period                      716,350
                                                                             ------------
           (3)  Purchase Amounts deposited in Collection Account
                                                                             ------------
           (4)  (a)  Investment Earnings - Collection Account                      21,434
                                                                             ------------
                (b)  Investment Earnings - Transfer From Prefunding Account             0
                                                                             ------------
                (c)  Investment Earnings - Transfer From Capitalized
                       Interest Account                                                 0
                                                                             ------------
           (5)  Collection of Supplemental Servicing Fees                          60,696
                                                                             ------------
           (6)  Monthly Capitalized Interest Amount                                     0
                                                                             ------------
           (7)  Mandatory Prepayment Amount
                                                                             ------------
           Total Available Funds                                                                  8,032,033
                                                                                               ------------

       B.  Distributions:

           (1)  Base Servicing Fee and Supplemental Servicing Fees                502,710
                                                                             ------------
           (2)  Agent fees                                                          7,473
                                                                             ------------
           (3)  Noteholders' Interest Distributable Amount
                (a)  Class A - 1                                                  251,891
                                                                             ------------
                (b)  Class A - 2                                                  510,125
                                                                             ------------
                (c)  Class A - 3                                                  476,627
                                                                             ------------
           (4)  Noteholders' Principal Distributable Amount
                (a)  Class A - 1                                                5,315,703
                                                                             ------------
                (b)  Class A - 2                                                        0
                                                                             ------------
                (c)  Class A - 3                                                        0
                                                                             ------------
           (5)  Security Insurer Premiums                                          65,857
                                                                             ------------
           Total distributions                                                                     7,130,386
                                                                                                ------------
       C.  Excess Available Funds (or Deficiency Claim Amount)                                       901,647
                                                                                                ------------
       D.  Noteholders' Accelerated Principal Amount                                                (901,647)
                                                                                                ------------
       E.  Deposit to Spread Account                                                            $          0
                                                                                                ------------
                                                                                                ------------

                                                        2

VlI.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

       A.  Excess Available Funds (VI.C.)                                    $    901,647
                                                                             ------------
       B.  Pro Forma Security Balance (II.A.-II.B.)                           227,205,687
                                                                             ------------
       C.  Required Pro Forma Security Balance (90% x (I.D.+III.F.)           210,249,748
                                                                             ------------
       D.  Excess of Pro Forma Balance over Required Balance (B. - C.)         16,955,939
                                                                             ------------
       E.  End of Period Class A-1 Note Balance                                45,205,687
                                                                             ------------
       F.  Greater of D. or E.                                                 45,205,687
                                                                             ------------
       G.  Accelerated Principal Amount (lesser of  A. or F.)                                   $    901,647
                                                                                                ------------

VIII.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

       A.  Pro Forma Security Balance                                        $227,205,687
                                                                             ------------
       B.  Required Pro Forma Security Balance                                210,249,748
                                                                             ------------
       C.  Excess of Pro Forma Balance over Required Balance (A. - B.)         16,955,939
                                                                             ------------
       D.  End of Period Class A-1 Note Balance                                45,205,687
                                                                             ------------
       E.  Greater of C. or D.                                                 45,205,687
                                                                             ------------
       F.  Excess Available Funds (VI.C.)                                         901,647
                                                                             ------------
       G.  Investment Earnings on Collection Account                               21,434
                                                                             ------------
       H.  Accelerated Payment Amount Shortfall (E.- F.+G.)                                     $ 44,325,474
                                                                                                ------------

IX.    RECONCILIATION OF SPREAD ACCOUNT:

       A.  Beginning of period Spread Account balance                                           $ 19,114,123
                                                                                                ------------
       B.  Additions to Spread Account
           (1)  Deposits from Collections Account (VI. E.)                              0
                                                                             ------------
           (2)  Investment Earnings                                                83,430
                                                                             ------------
           (3)  Deposits Related to Subsequent Receivables Purchases                    0
                                                                             ------------
           Total Additions                                                                           83,430
                                                                                               ------------
       C.  Spread Account balance prior to withdrawals                                           19,197,553
                                                                                               ------------
       D.  Requisite Amount of Spread Account
            (1)  Initial Spread Account Deposit                              $ 15,000,000
                                                                             ------------
            (2)  Subsequent Spread Account Deposits                             4,999,999
                                                                             ------------
            (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)    19,999,999
                                                                             ------------
            (4)  8% of end of period Aggregate Principal Balance               18,688,866
                                                                             ------------
            (5)  $100,000                                                         100,000
                                                                             ------------
            (6)  2% of Original Pool Balance                                    5,000,000
                                                                             ------------
            (7)  End of period Note Balance (before accel. principal
                   shortfall calc)                                            226,304,040
                                                                             ------------
            (8)  Lesser of (6) or (7)                                           5,000,000
                                                                             ------------
            (9)  Greater of (5) or (8)                                          5,000,000
                                                                             ------------
           (10)  Aggregate Principal Balance                                  233,610,831
                                                                             ------------
           (11)  End of period Note Balance (before accel. principal
                   shortfall calc)                                            226,304,040
                                                                             ------------
           (12)  Line (10) less line (11)                                       7,306,791
                                                                             ------------
           (13)  OC level (12)/(10), Maximum 10%                                     3.13%
                                                                             ------------
           (14)  13% less OC level, if OC level is greater than 5%                    n/a
                                                                             ------------
           (15)  Percent in (13) or (14)) x End of period Aggregate
                   Principal Balance                                                  n/a
                                                                             ------------
           (16)  15% of end of period Aggregate Principal Balance
                   if Trigger Date                                                    n/a
                                                                             ------------
           Requisite Amount of Spread Account (either (3),(4), (9), (15),
             or (16) as applicable)                                                              18,688,866
                                                                                               ------------
       E.  Withdrawals from Spread Account
           (1)  Priority First - Deficiency Claim Amount
                                                                             ------------
           (2)  Priority Second through Third
                                                                             ------------
           (3)  Priority Fourth - Accelerated Payment Amount
                  Shortfall                                   44,325,474
                    Accelerated Payment Amount Shortfall      ----------
                    in Excess of Requisite Amount                                 508,687
                                                                             ------------
           (4)  Priority Fifth through Sixth
                                                                             ------------
           (5)  Priority Seventh - to Servicer                                          0
                                                                             ------------
           Total withdrawals                                                                        508,687
                                                                                               ------------
       F.  End of period Spread Account balance                                                $ 18,688,866
                                                                                               ------------

                                                        3

X.     PERFORMANCE TESTS:

       A.  Delinquency Ratio
           (1)  Receivables with Scheduled Payment delinquent
                  more than 30 days at end of period                         $ 22,512,922
                                                                             ------------
           (2)  Purchased Receivables with Scheduled Payment
                  delinquent more than 30 days at end of period
                                                                             ------------
           (3)  Beginning of period Principal Balance                         238,926,534
                                                                             ------------
           (4)  Delinquency Ratio (1)+(2) divided by (3)                                               9.42%
                                                                                               ------------
           (5)  Previous Monthly Period Delinquency Ratio                                              7.23%
                                                                                               ------------
           (6)  Second previous Monthly Period Delinquency Ratio                                       4.98%
                                                                                               ------------
           (7)  Average Delinquency Ratio (4)+(5)+(6) divided by 3                                     7.21%
                                                                                               ------------
           (8)  Compliance (Delinquency Test Failure is a
                  Delinquency Ratio equal to or greater than 14%)                                       yes
                                                                                               ------------
       B.  Cumulative Default Rate
           (1)  Defaulted Receivables in Current Period                      $  2,928,224
                                                                             ------------
           (2)  Cumulative Defaulted Receivables Including
                  Defaulted Receivables in Current Period                       6,888,612
                                                                             ------------
           (3)  Original Pool Balance                                         249,999,985
                                                                             ------------
           (4)  Cumulative Default Rate (2) divided by (3)                                             2.76%
                                                                                               ------------
           (5)  Compliance (Default Test Failure is a Cumulative
                  Default Rate equal to or greater than 8.74%.)                                         yes
                                                                                               ------------
       C.  Cumulative Net Loss Rate
            (1)  Receivables becoming Liquidated Receivables during period   $  1,806,010
                                                                             ------------
            (2)  Purchased Receivables with Scheduled
                   Payment delinquent more than 30 days at end of period
                                                                             ------------
            (3)  Cram Down Losses occurring during period
                                                                             ------------
            (4)  Liquidation Proceeds collected during period                    (716,350)
                                                                             ------------
            (5)  Net Losses during period (1)+(2)+(3)-(4)                       1,089,660
                                                                             ------------
            (6)  Net Losses since Initial Cut-off Date (Beginning
                   of Period)                                                     836,059
                                                                             ------------
            (7)  50% of Receivables with Scheduled Payment delinquent
                   more than 90 days at end of period                           1,583,951
                                                                             ------------
            (8)  Original Aggregate Principal Balance plus Pre-Funded
                   Amount as of the Closing Date                              250,000,000
                                                                             ------------
            (9)  Cumulative Net Loss Rate (5)+(6)+(7) divided by (8)                                   1.40%
                                                                                               ------------
           (10)  Compliance (Net Loss Test Failure is a
                   Net Loss Rate equal to or greater than 5.00%.)                                       yes
                                                                                               ------------
       D.  Extension Rate
           (1)  Principal Balance of Receivables extended during
                  current period                                                  464,401
                                                                             ------------
           (2)  Beginning of Period Aggregate Principal Balance               238,926,534
                                                                             ------------
           (3)  Extension Rate (1) divided by (2)                                                      0.19%
                                                                                               ------------
           (4)  Previous Monthly Extension Rate                                                        0.07%
                                                                                               ------------
           (5)  Second previous Monthly Extension Rate                                                 0.05%
                                                                                               ------------
           (6)  Average Extension Rate (3)+(4)+(5) divided by 3                                        0.10%
                                                                                               ------------
           (7)  Compliance (Extension Test Failure is an
                  Extension Rate equal to or greater than 4%.)                                          yes
                                                                                               ------------

XI.    DELINQUENCY:

       A.  Receivables with Scheduled Payment delinquent
           (1)  31-60 days                                                   #      1,508      $ 16,831,478
                                                                             ------------------------------
           (2)  61-90 days                                                            379         4,102,022
                                                                             ------------------------------
           (3)  over 90 days                                                          137         1,579,422
                                                                             ------------------------------
           Receivables with Scheduled Payment delinquent
             more than 30 days at end of period                                     2,024       $22,512,922
                                                                             ------------------------------
                                                                             ------------------------------

                                                        4

XII.   MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

       A.  Beginning of period number of Receivables                                                 21,055
                                                                                               ------------
       B.  Number of Subsequent Receivables Purchased                                                     0
                                                                                               ------------
       C.  Number of Receivables becoming Liquidated Receivables during period                          262
                                                                                               ------------
       D.  Number of Receivables becoming Purchased Receivables during period
                                                                                               ------------
       E.  Number of Receivables paid off during period                                                 217
                                                                                               ------------
       F.  End of period number of Receivables                                                       20,576
                                                                                               ------------
                                                                                               ------------

XIII.  STATISTICAL DATA:

       A.  Weighted Average APR of the Receivables                                                    19.88%
                                                                                               ------------
       B.  Weighted Average Remaining Term of the Receivables                                         50.06
                                                                                               ------------
       C.  Average Receivable Balance                                                          $     11,354
                                                                                               ------------
       D.  Aggregate Realized Losses                                                           $  1,925,719
                                                                                               ------------


AmeriCredit Financial Services, Inc.


By:
        ---------------------------------------
Name:   Daniel E. Berce
        ---------------------------------------
Title:  Vice Chairman & Chief Financial Officer
        ---------------------------------------
Date:   September 4, 1997
        ---------------------------------------



                                    5